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                                                                    EXHIBIT 11

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report dated December 5, 1996 in this Registration Statement (Form N-1A No. 33-96132) of Waterhouse Investors Cash Management Fund, Inc.

                                                    /s/ Ernst & Young LLP

                                                    ERNST & YOUNG LLP

New York, New York
February 21, 1997